                                                                    EXHIBIT 10.2

                              GUARANTY OF PAYMENT


     GUARANTY OF PAYMENT (this "Guaranty"), made as of April 29, 1998, between
                                --------
VENTAS, INC., a Delaware corporation, having an address at 3300 Aegon Center, 400 West Market Street, Louisville, Kentucky 40202, FIRST HEALTHCARE CORPORATION, a Delaware corporation, NATIONWIDE CARE, INC., an Indiana corporation, VENCOR HOSPITALS ILLINOIS, INC., a Delaware corporation, VENCOR HOSPITALS EAST, INC., a Delaware corporation, PERSONACARE OF RHODE ISLAND, INC., a Rhode Island corporation, CARE VENTURE PARTNERS, L.P., a Rhode Island limited partnership, HEALTH HAVEN ASSOCIATES, L.P., a Rhode Island limited partnership, OAK HILL NURSING ASSOCIATES, L.P., a Rhode Island limited partnership, HILLHAVEN/INDIANA PARTNERSHIP, a Washington general partnership, SAN MARCOS NURSING HOME PARTNERSHIP, a California general partnership, ST. GEORGE NURSING HOME L.P., a Oregon limited partnership, NEW POND VILLAGE ASSOCIATES, a Massachusetts general partnership, HAHNEMANN HOSPITAL, INC., a Delaware corporation, and NORTHWEST HEALTHCARE, INC., an Idaho corporation, each having an address at c/o Vencor, Inc., 3300 Ageon Center, 400 West Market Street, Louisville, Kentucky 40202 (each of the foregoing entities individually a "Guarantor" and collectively, the "Guarantors"), and MORGAN GUARANTY TRUST
----------                         ----------
COMPANY OF NEW YORK, having an office at 60 Wall Street, New York, New York 10260, as documentation agent ("Agent") for the banks (the "Banks") listed on
                                -----                       -----
the signature pages of the Credit Agreement (as the same may be amended, modified, supplemented or restated, the "Credit Agreement"), dated as of the
                                         ----------------
date hereof, among Ventas Realty, Limited Partnership, L.P., a Delaware limited partnership ("Borrower"), the Banks, the Agent, and NationsBank, N.A., as
              --------
Administrative Agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Banks have agreed to make loans to Borrower in the aggregate principal amount not to exceed One Billion Two Hundred Million Dollars ($1,200,000,000) (hereinafter collectively referred to as the "Loans");
                                                               -----

     WHEREAS, the Loans will be evidenced by promissory notes (the "Notes") of
                                                                    -----
Borrower made to each of the Banks in accordance with the terms of the Credit Agreement;

     WHEREAS, the Credit Agreement and the Notes and any other documents executed in connection therewith are hereinafter collectively referred to as the "Loan Documents";
 --------------

     WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed there-to in the Credit Agreement;

     WHEREAS, Ventas, Inc. is the sole general partner of Borrower and owns, directly or indirectly, 100% of Borrower;

     WHEREAS, Ventas, Inc. owns, directly or indirectly, 100% of each of First Healthcare Corporation, Nationwide Care, Inc., Vencor Hospitals Illinois, Inc., Vencor Hospitals East, Inc., Personacare of Rhode Island, Inc., Care Venture Partners, L.P., Health Haven Associates, L.P., Oak Hill Nursing Associates, L.P., Hillhaven/Indiana Partnership, San Marcos Nursing Home Partnership, St. George Nursing Home L.P., New Pond Village Associates, Hahnemann Hospital, Inc., and Northwest Healthcare, Inc.; and

     WHEREAS, in order further to induce the Agent and the Banks to enter into the Loan Documents, the Guarantors have agreed to enter into this Guaranty.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Each Guarantor, jointly and severally, on behalf of itself and its successors and assigns, hereby irrevocably, absolutely and unconditionally guarantees the full and punctual payment when due, whether at stated maturity or otherwise, of all Obligations of Borrower now or hereafter existing under the Notes and the Credit Agreement, for principal and/or interest as well as any and all other amounts due thereunder, including, without limitation, all indemnity obligations of Borrower thereunder, and any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Agent or the Banks in enforcing its rights under this Guaranty (all of the foregoing obligations being the "Guaranteed Obligations"); provided, however,
                                 ----------------------
that each Guarantor shall be deemed to only have guaranteed the Guaranteed Obligations hereunder insofar as shall not render any such Guarantor insolvent under any state or federal bankruptcy, fraudulent conveyance, preferential transfer or similar statutes.
2.
3. It is agreed that the Guaranteed Obligations of the Guarantors hereunder are primary and this Guaranty shall be enforceable against the Guarantors and their successors and assigns without the necessity for any suit or proceeding of any kind or nature whatsoever brought by the Agent against Borrower or its respective successors or assigns or any other party or against any security for the payment and performance of the Guaranteed Obligations and without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Guaranty or of any notice or demand to which the Guarantors might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guaranteed Obligations, notice of adverse change in Borrower's financial condition and any other fact which might materially increase the risk to the Guarantors), all of which the Guarantors hereby expressly waive; and the Guarantors hereby expressly agree that the validity of this Guaranty and the obligations of the Guarantors hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by the Agent against Borrower or its respective successors or assigns, any of the rights or remedies reserved to the Agent pursuant to the provisions of the Loan Documents. The Guarantors agree that any notice or directive given at any time to the Agent which is inconsistent with the waiver in the immediately preceding sentence shall be void and may be ignored by the Agent, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Agent has specifically agreed otherwise in a writing, signed by a duly authorized officer.

The Guarantors specifically acknowledge and agree that the foregoing waivers are of the essence of this transaction and that, but for this Guaranty and such waivers, the Agent would decline to execute the Loan Documents.
4.
5. The Guarantors waive, and covenant and agree that they will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshalling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantors of their obligations under, or the enforcement by the Agent of, this Guaranty. The Guarantors further covenant and agree not to set up or claim any defense, counterclaim, offset, set-off or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by the Agent other than the defense of the actual timely payment and performance by Borrower of the Guaranteed Obligations; provided, however, that the foregoing shall not be
                        --------  -------
deemed a waiver of the Guarantors' right to assert any compulsory counterclaim, if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the Guarantors' right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Agent or any Bank in any separate action or proceeding. The Guarantors represent, warrant and agree that, as of the date hereof, their obligations under this Guaranty are not subject to any counterclaims, offsets or defenses against the Agent of any kind.
6.
7. The provisions of this Guaranty are for the benefit of the Agent and the Banks and their successors and permitted assigns, and nothing herein contained shall impair as between Borrower and the Agent and the Banks the obligations of Borrower under the Loan Documents.
8.
9. This Guaranty shall be a continuing, unconditional and absolute guaranty and the liability of the Guarantors hereunder shall in no way be terminated, affected, modified, impaired or diminished by reason of the happening, from time to time, of any of the following, although without notice or the further consent of the Guarantors:
        (a) any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of any of the Guaranteed Obligations or the Loan Documents or the invalidity or unenforceability of any of the foregoing; or

        (a) any extension of time that may be granted by the Agent and/or any Bank to Borrower, any guarantor, or their respective successors or assigns, heirs, executors, administrators or personal representatives; or

        (a) any action which the Agent may take or fail to take under or in respect of any of the Loan Documents or by reason of any waiver or, or failure to enforce any of the rights, remedies, powers or privileges available to the Agent under this Guaranty or available to the Agent at law, equity or otherwise, or any action on the part of the Agent granting indulgence or extension in any form whatsoever; or

        (a) any sale, exchange, release, or other disposition of any property pledged, mortgaged or conveyed, or any property in which the Agent and/or the Banks have been granted a lien or security interest to secure any indebtedness of Borrower to the Agent and/or the Banks; or

        (a) any release of any Person who may be liable in any manner for the payment and collection of any amounts owed by Borrower to the Agent and/or the Banks; or

        (a) the application of any sums by whomsoever paid or however realized to any amounts owing by Borrower to the Agent and/or the Banks under the Loan Documents in such manner as the Agent shall determine in its sole discretion; or

        (a) Borrower's or any Guarantor's voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liq-uidator, sequestrator or conservator for all or any part of Borrower's or any Guarantor's assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting Borrower or any Guarantor or any of the assets of any of them, including, without limitation, (i) the release or discharge of Borrower or any Guarantor from the payment and performance of their respective obligations under any of the Loan Documents by operation of law, or (ii) the impairment, limitation or modification of the liability of Borrower or any Guarantor in bankruptcy, or of any remedy for the enforcement of the Guaranteed Obligations under any of the Loan Documents, or any Guarantor's liability under this Guaranty, resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute or law or from the decision in any court; or

        (a) any improper disposition by Borrower of the proceeds of the Loans, it being acknowledged by the Guarantors that the Agent or any Bank shall be entitled to honor any request made by Borrower for a disbursement of such proceeds and that neither the Agent nor any Bank shall have any obligation to see the proper disposition by Borrower of such proceeds.

1. The Guarantors agree that if at any time all or any part of any payment at any time received by the Agent and/or any Bank from Borrower or any Guarantor under or with respect to this Guaranty is or must be rescinded or returned by the Agent or any Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or any Guarantor), then the Guarantors' obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by such party, and the Guarantors' obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment, as though such previous payment had never been made.
2.

3.      Ventas, Inc. agrees to comply with all of the covenants contained in
Article V of the Credit Agreement which are applicable to it.
4.
5. Until this Guaranty is terminated pursuant to the terms hereof, the Guarantors (i) shall have no right of subrogation against Borrower or any entity comprising same by reason of any payments or acts of performance by the Guarantors in compliance with the obligations of the Guarantors hereunder; (ii) waive any right to enforce any remedy which the Guarantors now or hereafter shall have against Borrower or any entity comprising same by reason of any one or more payment or acts of performance in compliance with the obligations of the Guarantors hereunder and (iii) from and after an Event of Default (as defined in the Credit Agreement), subordinates any liability or indebtedness of Borrower or any entity comprising same now or hereafter held by the Guarantors or any affiliate of the Guarantors to the obligations of Borrower under the Loan Documents.
6.
7. Each Guarantor, as to itself, represents and warrants to the Agent and the Banks with the knowledge that the Agent and the Banks are relying upon the same, as follows:
8.
        (a) as of the date hereof, Ventas, Inc. is the sole general partner of Borrower and owns, directly or indirectly, 100% of Borrower;

        (a) as of the date hereof, Ventas, Inc. owns, directly or indirectly, 100% of each of First Healthcare Corporation, Nationwide Care, Inc., Vencor Hospitals Illinois, Inc., Vencor Hospitals East, Inc., Personacare of Rhode Island, Inc., Care Venture Partners, L.P., Health Haven Associates, L.P., Oak Hill Nursing Associates, L.P., Hillhaven/Indiana Partnership, San Marcos Nursing Home Partnership, St. George Nursing Home L.P., New Pond Village Associates, Hahnemann Hospital, Inc. and Northwest Healthcare, Inc.;

        (a) based upon such relationships, the Guarantor has determined that it is in its best interests to enter into this Guaranty;

        (a) this Guaranty is necessary and convenient to the conduct, promotion and attainment of Guarantor's business, and is in furtherance of Guarantor's business purposes;

        (a) the benefits to be derived by the Guarantor from Borrower's access to funds made possible by the Loan Documents are at least equal to the obligations undertaken pursuant to this Guaranty;

        (a) The Guarantor is Solvent and has full power and legal right to enter into this Guaranty and to perform its obligations under the terms hereof and (i) the Guarantor is organized and validly existing under the laws of the State in which it is organized, (ii) the Guarantor has complied with all provisions of applicable law in connection with all aspects of this Guaranty, and (iii) the persons executing this Guaranty have all the requisite power and authority to execute and deliver this Guaranty;

        (a) to the best of the Guarantor's knowledge, there is no action, suit, proceeding, or investigation pending or threatened against or affecting the Guarantor at law, in equity, in admiralty or before any arbitrator or any Governmental Authority (domestic or foreign) which is likely to materially and adversely impair the ability of the Guarantor to perform its obligations under this Guaranty;

        (a) the execution and delivery of and the performance by the Guarantor of its obligations under this Guaranty have been duly authorized by all necessary action on the part of the Guarantor and do not (i) violate any provision of any law, rule, regulation (including, without limitation, Regulation U or X of the Board of Governors of the Federal Reserve System of the United States), order, writ, judgment, decree, determination or award presently in effect having applicability to the Guarantor or the organizational documents of the Guarantor the consequences of which violation are likely to materially and adversely impair the ability of the Guarantor to perform its obligations under this Guaranty or (ii) violate or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor or any of its property is bound the consequences of which violation, conflict, breach or default are likely to materially and adversely impair the ability of the Guarantor to perform its obligations under this Guaranty;

        (a) this Guaranty has been duly executed by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law;

        (a) no authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any Governmental Authority is required in connection with the making and performance by the Guarantor of this Guaranty, except those which have already been obtained and are in full force and effect; and

        (a) the Guarantor is not an "investment company" as that term is defined in, nor is it otherwise subject to regulation under, the Investment Company Act of 1940, as amended.

1. The Guarantors and the Agent each acknowledge and agree that this Guaranty is a guarantee of payment and performance and not of collection and enforcement in respect of any obligations which may accrue to the Agent and/or the Banks from Borrower under the provisions of any Loan Document.
2.
3. Subject to the terms and conditions of the Credit Agreement, and in conjunction therewith, the Agent or any Bank may assign any or all of its rights under this Guaranty. In the event of any such assignment, the Agent shall give the Guarantors prompt notice of same. If the Agent and/or any Bank elects to sell all the Loans or participations in the Loans and the Loan Documents, including this Guaranty, the Agent or any Bank may for-ward to each purchaser and participant and prospective purchaser and participant all documents and information relating to this Guaranty or to the Guarantors, whether furnished by Borrower or the Guarantors or otherwise, subject to the terms and conditions of the Credit Agreement.

4. The Guarantors agree, upon the written request of the Agent, to execute and deliver to the Agent, from time to time, any modification or amendment hereto or any additional instruments or documents reasonably considered necessary by the Agent or its counsel to cause this Guaranty to be, become or remain valid and effective in accordance with its terms, provided, that, any such modification, amendment, additional instrument or document shall not increase the Guarantors' obligation's or diminish its rights hereunder and shall be reasonably satisfactory as to form to Guarantor and to the Guarantors' counsel.
5.
6. The representations and warranties of each Guarantor set forth in this Guaranty shall survive until this Guaranty shall terminate in accordance with the terms hereof.
7.
8. This Guaranty contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter and may not be modified, amended, supplemented or discharged except by a written agreement signed by the Guarantors and the Agent.
9.
10. If all or any portion of any provision contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Guaranty and the remaining provisions and portions thereof shall continue in full force and effect.
11.
12. This Guaranty may be executed in counterparts which together shall constitute the same instrument.
13.
14. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission followed by telephonic confirmation or similar writing) and shall be addressed to such party at the address set forth below or to such other address as may be identified by any party in a written notice to the others:

If to Guarantors:   c/o Vencor, Inc.
                    3300 Aegon Center
                    400 West Market Street
                    Louisville, KY  40202
                    Attn:

With Copies of
Notices to
Guarantors to:      Sullivan & Cromwell
                    125 Broad Street
                    New York, NY  10004
                    Attn:  Erik Lindauer, Esq.

If to the Agent:    Morgan Guaranty Trust Company
                      of New York
                    60 Wall Street
                    New York, NY  10260
                    Attn:  Richard Dugoff

and

                    Skadden, Arps, Slate,
                      Meagher & Flom LLP
                    919 Third Avenue
                    New York, New York 10022
                    Facsimile No.: (212) 735-2000
                    Attn:  Martha Feltenstein, Esq.

          Each such notice, request or other communication shall be effective
(i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the telex number or facsimile number specified in this Section and the appropriate answerback or facsimile confirmation is received, (ii) if given by certified registered mail, return receipt requested, with first class postage prepaid, addressed as aforesaid, upon receipt or refusal to accept delivery, (iii) if given by a nationally recognized overnight carrier, 24 hours after such communication is deposited with such carrier with postage prepaid for next day delivery, or (iv) if given by any other means, when delivered at the address specified in this Section.

1. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise by Borrower or the Guarantors, with respect to the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantors against the Agent shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.
2.
3. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Agent and the Banks and their successors and permitted assigns.
4.
5. The failure of the Agent to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Agent, nor excuse any Guarantor from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against the Agent must be expressly set forth in a writing signed by the Agent.
6.
(a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).
(b)
(c) Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Guaranty, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Each Guarantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address for notices set forth herein. Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.
(d)
(e) EACH GUARANTOR HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. IT IS HEREBY ACKNOWLEDGED BY EACH GUARANTOR THAT THE WAIVER OF A JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE AGENT TO ACCEPT THIS GUARANTY AND THAT THE LOANS MADE BY THE BANKS ARE MADE IN RELIANCE UPON SUCH WAIVER. EACH GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT SUCH WAIVER HAS BEEN KNOWINGLY AND VOLUNTARILY MADE, FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED BY THE AGENT IN COURT AS A WRITTEN CONSENT TO A NON-JURY TRIAL.
(f)
(g) The Guarantors do hereby further covenant and agree to and with the Agent that the Guarantors may be joined in any action against Borrower in connection with the Loan Documents and that recovery may be had against Guarantor in such action or in any independent action against the Guarantors (with respect to the Guaranteed Obligations), without the Agent first pursuing or exhausting any remedy or claim against Borrower or its successors or assigns. The Guarantors also agree that, in an action brought with respect to the Guaranteed Obligations in any jurisdiction, it shall be conclusively bound by the judgment in any such action by the Agent (wherever brought) against Borrower or its successors or assigns, as if the Guarantors were a party to such action, even though the Guarantors were not joined as parties in such action.
(h)
(i) The Guarantors agree to pay all reasonable expenses (including, without limitation, attorneys' fees and disbursements) which may be incurred by the Agent or the Banks in connection with the enforcement of their rights under this Guaranty, whether or not suit is initiated.
(j)
7. Notwithstanding anything to the contrary contained herein, this Guaranty shall terminate and be of no further force or effect upon the full performance and payment of the Guaranteed Obligations hereunder. Upon termination of this Guaranty in accordance with the terms of this Guaranty, the Agent promptly shall deliver to Guarantor such documents as the Guarantors or Guarantors' counsel reasonably may request in order to evidence such termination.
8.
9. All of the Agent's rights and remedies under each of the Loan Documents or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to the Agent. 10.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date and year first above written.

                        GUARANTORS:

                        VENTAS, INC., a Delaware corporation


                        By:
                           ------------------------------------------------
                           Name:  Thomas T. Ladt
                           Title: President


                        FIRST HEALTHCARE CORPORATION, a Delaware corporation


                        By:
                           ------------------------------------------------
                           Name:  Thomas T. Ladt
                           Title: President


                        NATIONWIDE CARE, INC., an Indiana corporation


                        By:
                           ------------------------------------------------
                           Name:  Thomas T. Ladt
                           Title: President


                        VENCOR HOSPITALS ILLINOIS, INC., a Delaware corporation


                        By:
                           ------------------------------------------------
                           Name:  Thomas T. Ladt
                           Title: President


                        VENCOR HOSPITALS EAST, INC., a Delaware corporation


                        By:
                           ------------------------------------------------
                           Name:  Thomas T. Ladt
                           Title: President

                        PERSONACARE OF RHODE ISLAND, INC., a Rhode Island corporation


                        By:
                           ------------------------------------------------
                           Name:  Thomas T. Ladt
                           Title: President


                        CARE VENTURE PARTNERS, L.P., a Rhode Island limited partnership

                        By: Personacare of Rhode Island, Inc., its
                            general partner


                            By:
                               --------------------------------------------
                               Name:  Thomas T. Ladt
                               Title: President


                        HEALTH HAVEN ASSOCIATES, L.P., a Rhode Island limited partnership


                        By:  Personacare of Rhode Island, Inc., its
                             general partner


                             By:
                                -------------------------------------------
                                Name:  Thomas T. Ladt
                                Title: President



                        OAK HILL NURSING ASSOCIATES, L.P., a Rhode Island limited partnership


                        By:  Personacare of Rhode Island, Inc., its
                             general partner


                             By:
                                -------------------------------------------
                                Name:  Thomas T. Ladt
                                Title: President

                        HILLHAVEN/INDIANA PARTNERSHIP, a Washington general partnership


                        By:  First Healthcare Corporation, its general partner


                             By:
                                -------------------------------------------
                                Name:  Thomas T. Ladt
                                Title: President


                        SAN MARCOS NURSING HOME PARTNERSHIP, a California general partnership

                        By:  First Healthcare Corporation, its general partner


                             By:
                                -------------------------------------------
                                Name:  Thomas T. Ladt
                                Title: President


                     ST. GEORGE NURSING HOME L.P., an Oregon limited partnership

                     By:  Nationwide Care, Inc., its general partner


                          By:
                             ----------------------------------------------
                             Name:
                             Title:


                        NEW POND VILLAGE ASSOCIATES, a Massachusetts general partnership

                        By:  First Healthcare Corporation, its general partner


                             By:
                                Name:  Thomas T. Ladt
                                Title: President



                        NORTHWEST HEALTHCARE, INC., an Idaho corporation


                        By:
                           ------------------------------------------------
                           Name:  Thomas T. Ladt
                           Title: President


                        HAHNEMANN HOSPITAL, INC., a Delaware corporation


                        By:
                           ------------------------------------------------
                           Name:  Thomas T. Ladt
                           Title: President



ACCEPTED:

MORGAN GUARANTY TRUST COMPANY
     OF NEW YORK, Documentation Agent


By:
   ---------------------------------
   Name:  Richard Dugoff
   Title: Vice President